EXHIBIT 10(b)

Contract No. 113417

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
STORAGE RATE SCHEDULE NSS
AMENDMENT NO.2 DATED June 20, 2002
TO AGREEMENT DATED January 15, 1998

Agreement is amended to:
1.	[ ] Revise Agreement MDQ: [ ] Increase [ ] Decrease
In Section 2(a). of Agreement substitute MMBTU for MMBTU,
which equals a change of MSV from MMBTU to MMBTU.

[ ] Revise Agreement Leg Rights
In Section 2.(b) of Agreement substitute ___ % Amarillo; ___ % Gulf Coast for ___ % Amarillo;
___ % Gulf Coast (sum must equal 100%).

2.	[ X ] The term of this Agreement is extended through April 30, 2006.

3.	[ ] Other:

This Amendment No.2 becomes effective May 1, 2003.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA	THE PEOPLES GAS LIGHT AND COKE COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow
Name: David J. Devine	Name: William E. Morrow
Title: Vice President, Financial Planning	Title: Executive Vice President